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NEWS RELEASE                                                     MASTERCARD
                                                                 INTERNATIONAL
                                                                 ---------------

Contacts:
Sharon Gamsin, 914-249-5622

              MASTERCARD MERGES WITH EUROPAY TO FORM A UNIFIED,
                  SHAREHOLDER-OWNED, GLOBAL PAYMENTS COMPANY

   CENTERS OF EXCELLENCE ESTABLISHED TO LEVERAGE EXPERTISE AROUND THE GLOBE

PURCHASE, NY AND WATERLOO, BELGIUM, JULY 1, 2002 - The conversion of MasterCard International into a private share corporation and its merger with Europay International have been completed, creating a unified, shareholder-owned global payments company, which will deliver significant benefits to customers around the globe.

"The integration of MasterCard and Europay unites two of the strongest players in the payments business so that we can now deploy a truly globally integrated, regionally sensitive strategic model," said Robert W. Selander, MasterCard's president and CEO. "By integrating with Europay, we're enhancing our ability to deliver high-quality, reliable payment solutions to our members globally, while maintaining regional flexibility that is responsive to local market requirements and conditions."

Selander said that by joining Europay's strength in m-commerce, smart cards, and debit cards with MasterCard's leadership in customer relationship management, award-winning brand marketing, and leading-edge processing technology, "the financial institutions we serve will receive superior support and delivery whether they operate in one country, on one continent, or in diverse markets around the world."

Europay, MasterCard's long-standing strategic ally in Europe, is being integrated into the global organization as MasterCard's Europe Region. The Europe Region will continue to be based in Waterloo, Belgium. Dr. Peter Hoch, Europay's chief executive, will continue his leadership as president of MasterCard's Europe Region, reporting to Selander.

"Europay has just marked another critical milestone, with over 300 million cards now issued in our region. It's a proud moment at which to enter into this merger," said Hoch. "Our members have always benefited from our strategic alliance with MasterCard but the benefits of working as a truly integrated global company will now be all the greater."

With a unified governance and management structure, MasterCard will increase strategic flexibility, strengthen customer responsiveness and shorten time-to-market for innovative products and services, Selander said. At the same time, MasterCard's regions - Europe, Asia/Pacific, Latin America/Caribbean, South Asia/Middle East/Africa and North America - will maintain their regional boards and the ability to decide how best to implement MasterCard's global strategy on a regional level, and establish rules and policies that reflect local practices.

                                    -more-


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MASTERCARD INTERNATIONAL - PAGE 2
MASTERCARD MERGES WITH EUROPAY TO FORM A UNIFIED SHAREHOLDER-OWNED GLOBAL PAYMENTS COMPANY
JULY 1, 2002

THE CONVERSION
--------------
To facilitate the merger transaction with Europay, MasterCard created a private share corporation by issuing stock in a newly developed holding company, MasterCard Incorporated, to its principal members. MasterCard International, the membership corporation, will continue as MasterCard Incorporated's principal operating subsidiary.

"As a private share corporation, we provide a tangible benefit to our principal members, who are now our shareholders," Selander added. "They own stock in our company and have a vested interest in enhancing the value of that stock by moving more volume, revenue, and share to MasterCard."

Selander pointed out that as part of the process of becoming a private share company, MasterCard publicly disclosed detailed information about its business, and will file quarterly and annual financial reports with the U.S. Securities and Exchange Commission.

"This increased level of financial transparency and precision is an important advantage in today's business environment, and a key differentiator from our competition," he said.

THE INTEGRATION
---------------
The integration of MasterCard and Europay provides an opportunity to create substantial benefits for customers in terms of improved economies of scale, elimination of duplication, and faster decision making. This means MasterCard can be faster to market, delivering timely technology and marketing solutions to customers. Many of these benefits are already being realized.

Full globalization of MasterCard's processing functions, for example, will provide a single set of applications and infrastructure for core processing, with significant economies of scale.

The integration provides the opportunity for the Europe Region to further benefit from MasterCard's global expertise in brand building, customer-centered service, marketing consulting, and corporate payments expertise. For example, MasterCard's award-winning PRICELESS(R) advertising campaign, now seen in 45 languages and in 90 countries, including key European markets, will be expanded throughout the region, further enhancing the global reach and scope of MasterCard's brand. European customers will also benefit from the delivery of enhanced customized relationship management and consulting services.

CENTERS OF EXCELLENCE
---------------------
As part of the newly integrated company, MasterCard is launching global Centers of Excellence in Belgium and the United States. The centers will provide the best solutions to meet the dynamic needs of MasterCard's members and their customers by offering information, resources, and tools to help build global leadership.

The Center of Excellence for Debit and the Center of Excellence for Chip and Mobile Commerce will be located in Waterloo, Belgium, to leverage Europay's proven expertise in these areas. A third, the Center of Excellence for e-Commerce and eB2B, will be located in Purchase, New York.

                                    -more-

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MASTERCARD INTERNATIONAL - PAGE 3
MASTERCARD MERGES WITH EUROPAY TO FORM A UNIFIED SHAREHOLDER-OWNED GLOBAL PAYMENTS COMPANY
JULY 1, 2002


The Debit Center of Excellence will combine Europay's recognized "pay now" leadership with MasterCard's significant success in debit in Asia/Pacific and Latin America, and leverage this expertise globally. Maestro International is joining with other MasterCard debit groups around the world in order to maximize Maestro's global leadership position in online debit.

The Center of Excellence for Chip and Mobile Commerce will build on Europe's expertise and experience to provide extensive and unique expertise in chip and mobile commerce businesses and technologies to customers around the world.

The e-Commerce and eB2B Center of Excellence will support all aspects of e-commerce product development for businesses and consumers. This includes Internet channel security and cardholder authentication protocols, electronic procurement systems, and other emerging technologies.

ABOUT MASTERCARD
----------------
MasterCard International has a comprehensive portfolio of well-known, widely accepted payment brands including MasterCard(R), Cirrus(R) and Maestro(R). More than 1.7 billion MasterCard, Cirrus and Maestro logos are present on credit, charge and debit cards in circulation today. An association comprised of more than 15,000 member financial institutions, MasterCard serves consumers and businesses, both large and small, in 210 countries and territories. MasterCard is a leader in quality and innovation, offering a wide range of payment solutions in the virtual and traditional worlds. MasterCard's award-winning PRICELESS(R) advertising campaign is now seen in 90 countries and in 45 languages, giving the MasterCard brand a truly global reach and scope. With more than 24 million acceptance locations, no card is accepted in more places and by more merchants than the MasterCard Card. For the year ended December 31, 2001 gross dollar volume exceeded US$986 billion. MasterCard can be reached through its World Wide Web site at http://www.mastercard.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING INFORMATION. ALTHOUGH MASTERCARD BELIEVES THAT ITS EXPECTATIONS ARE BASED ON REASONABLE ASSUMPTIONS, IT CAN GIVE NO ASSURANCE THAT ITS GOALS WILL BE ACHIEVED. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING INFORMATION CONTAINED IN THIS RELEASE INCLUDE: MASTERCARD'S ABILITY TO ACHIEVE ITS STRATEGIC OBJECTIVES; MASTERCARD'S ABILITY TO REALIZE THE CONTEMPLATED BENEFITS OF THE TRANSACTIONS; CHANGING MARKET CONDITIONS; AND OTHER MATTERS. MASTERCARD DISCLAIMS ANY OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING INFORMATION.